UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
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                                 FORM 8 K
                              CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 15, 2006
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                                 Zanett, Inc.
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            (Exact name of registrant as specified in its charter)


Delaware                           0-27068                         56-4389547
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(State or other jurisdiction    (Commission                     (IRS Employer
of incorporation)                File Number)             Identification No.)


635 Madison Avenue, 15th Floor, New York, NY                          10022
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(Address of Principal Executive Offices)                           (Zip Code)

Registrant's telephone number, including area code:           (646) 502-1800


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       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

      On May 15, 2006, the Company issued a press release, which is attached hereto as Exhibit 99.1 and incorporated herein by reference. The press release contained information regarding the Company's financial results for the quarter ended March 31, 2006.

      The foregoing information, furnished under "Item 2.02 Results of Operations and Financial Condition," shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.


Item 9.01. Financial Statements and Exhibits.

99.1 Press release dated May 15, 2006.


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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ZANETT, INC.

Date: May 15, 2006                       By: /s/ Kenneth A. DeRobertis
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                                             Kenneth A. DeRobertis
                                             Chief Financial Officer